Revenue	12 Months Ended
Dec. 31, 2025
Text block [abstract]
Revenue
6.	Revenue

	Years Ended December 31

(in thousands)	2025		2024

Sales

Gold credit sales	$1,436,218	62%	$796,051	62%

Silver

Silver credit sales	$668,942	29%	$381,487	30%

Concentrate sales	167,729	7%	76,343	6%

Total silver sales	$836,671	36%	$457,830	36%

Palladium credit sales	$10,536	1%	$16,999	1%

Cobalt sales	$31,175	1%	$13,759	1%

Total sales revenue	$2,314,600	100%	$1,284,639	100%
During the year ended December 31, 2025, sales to three financial institutions accounted for 37%, 26% and 10% of the Company’s revenue as compared to sales to four financial institutions accounted for 34%, 17%, 14% and 14% of the Company’s revenue during the comparable period of the previous year. The Company would not be materially affected should any of these financial institutions cease to buy
precious metal credits from the Company as these sales would be redirected to alternate financial institutions.